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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                March 9, 1999
                Date of Report (Date of earliest event reported)


                         Global TeleSystems Group, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-23717                94-3068423
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                  1751 Pinnacle Drive
                North Tower, 12th Floor
                   McLean, VA  22102                      22102
       (Address of principal executive offices)         (Zip Code)


                                 (703) 918-4500
              (Registrant's telephone number, including area code)
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Item 2.          ACQUISITION OR DISPOSITION OF ASSETS

      On March 4, 1999, Global TeleSystems Group, Inc., a Delaware corporation ("GTS") acquired almost 98% of the issued and outstanding capital of Esprit Telecom Group plc, a public limited company, incorporated under the laws of England and Wales ("Esprit Telecom"). GTS declared the Offer unconditional in all respects. The terms and conditions of the offer are set forth in the Offering/Circular/Proxy Statement/Prospectus dated February 1, 1999 and in the related Form of Acceptance, Letter of Transmittal and Notice of Guaranteed Delivery (the "Offering Circular/Proxy Statement/Prospectus" the "Form of Acceptance," "Letter of Transmittal," and "Notice of Guaranteed Delivery" respectively, together constituting the "Offer"). Each holder of (i) outstanding Ordinary Share, nominal value of one pence each, of Esprit Telecom (the "Exprit Telecom Ordinary Shares"), and (ii) outstanding American Depositary Share of Esprit Telecom representing seven Esprit Telecom Ordinary Shares, (the "Esprit Telecom ADSs"), who have accepted the Offer, will receive new shares of Common Stock, par value $0.10 per share, of GTS (the "Common Stock"), based on an exchange ratio of (i) 0.1271 of a share of Common Stock for each Esprit Telecom Ordinary Share, and (ii) 0.89 of a share of Common Stock for each Esprit Telecom ADS. The Common Stock received by Esprit Telecom securityholders is quoted on both the Nasdaq National Market and the EASDAQ Market. The Esprit Telecom ADSs have been delisted from the Nasdaq National Market and is currently being delisted from the EASDAQ Market. Esprit Telecom is in the process of filing a Form 15, deregistering the shares, with the Securities and Exchange Commission (the "SEC").

      The basic terms of the Offer are described in the Offering Circular/Proxy Statement/Prospectus which were filed as Exhibits 99(a)(1) to Schedule 14D-1 relating to Offer, filed with the SEC on February 2, 1999 (the 14D-1).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a.)  Financial Statements of Business Acquired

        Statement of operations and balance sheet data of Esprit Telecom for the years ended September 30, 1996, September 30, 1997 and September 30, 1998 have been filed with the SEC by GTS as part of the Offering Circular/Proxy Statement/Prospectus, filed as Exhibit 99(a)(1) to the 14D-1 and in Esprit Telecom's 20-F for the years and period then ended and are incorporated herein by reference.

        (b.)  Pro Forma Financial Information.

        Unaudited Pro Forma Combined Financial Information for the year ended December 31, 1998 and the nine months ended Septembr 30, 1998 has been filed with the SEC as part of the Offering Circular/Proxy Statement/Prospectus, filed as Exhibit 99(a)(1) to the 14D-1.

        (c.)  Exhibits

              Designation                 Description of Exhibit
              -----------                 ----------------------
              2.1                   Offering Circular/Proxy Statement/Prospectus
                                    (incorporated by reference to Exhibit 99(a)(1) of
                                    the 14D-1; Commission File No. 5-50821).

             99.1                   Schedule 14D-1 filed on February 2, 1999 with
                                    respect to the Offer, as amended on February 3, 1999,
                                    March 4, 1999 and March 5, 1999 (incorporated by
                                    reference: Commission File No. 5-50821).

             99.2                   Press Release issued on March 3, 1999, announcing
                                    shareholder approval (incorporated by reference:
                                    Commission File No. 5-50821).

             99.3                   Press Release issued on March 4, 1999 announcing
                                    the initial offer period unconditional (incorporated
                                    by reference: Commission File No. 5-50821).

             99.4                   Press Release issued on March 5, 1999 (incorporated by
                                    reference: Commission File No. 5-50821).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Global TeleSystems Group, Inc.
                                        (Registrant)



Date:  March 9, 1999                    /s/ Alan Krenek
                                        Vice President -
                                        Corporate Accounting